                                                                  EXHIBIT 10.8.3

                                                                  EXECUTION COPY


     SECOND AMENDMENT AND WAIVER, dated as of March 1, 1999 (this "Amendment"),
                                                                   ---------
to the Credit Agreement, dated as of July 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELECORP
                                           ----------------
PCS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), the several banks and other financial institutions and entities
 --------
from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK,
                                        -------
as administrative agent (the "Administrative Agent") for the Lenders.
                              --------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used and not defined herein
              --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendments to the Credit Agreement.
              -----------------------------------

          (a) Section 1.01 of the Credit Agreement is hereby amended by:

          (i) adding in the appropriate alphabetical order the following definitions:

          "`Bidding Subsidiary' means Viper Wireless, Inc., a Delaware corporation."

          "`Equity Commitments' means irrevocable, unconditional commitments (other than commitments required to be contributed to the Borrower pursuant to the Securities Purchase Agreement) of Persons owning Capital Stock of the Borrower and their Affiliates to
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                                                                               2

     purchase additional Capital Stock of the Borrower for an aggregate purchase price no less than the aggregate amount of all investments by the Borrower and its Restricted Subsidiaries in the Bidding Subsidiary over the amount of all Restricted Payments made by the Bidding Subsidiary to THC on or prior to the earlier of (i) August 15, 1999 and (ii) the date that is ten days following the Bidding Subsidiary's receipt of any funds from the escrow account with the FCC."

          "`Equity Commitments Documentation' means documentation evidencing the Equity Commitments in form and substance reasonably satisfactory to the Required Lenders."

          "`PCS C Block Auction' means the reauction conducted by the FCC for the sale of Licenses in the C block as set forth in parts 1 and 24 of Title 47 of the Code of Federal Regulations, scheduled to commence on or about March 23, 1999."

          (ii) inserting the parenthetical "(provided that the Bidding Subsidiary need not be a Wholly Owned Subsidiary at any time prior to its becoming a Wholly Owned Subsidiary pursuant to Section 5.16)" immediately following the words "Wholly Owned Restricted Subsidiary" in the definition of "License Subsidiary".

          (iii) inserting the words "owned by the Borrower or a Restricted Subsidiary" immediately following the words "such Restricted Subsidiary" in clause (ii) of the proviso to the definition of "License Subsidiary".

          (iv) inserting the parenthetical "(provided that the Bidding Subsidiary shall not be required to enter into a Special Purpose Subsidiary Funding Agreement prior to its becoming a Wholly Owned Subsidiary)" immediately before the period at the end of the definition of "License Subsidiary".

          (b) Section 3.13 of the Credit Agreement is hereby amended by inserting at the end of clause (c) thereof "and in the case of the Bidding Subsidiary, the obligation to redeem the Capital Stock and preferred stock held by THC".
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                                                                               3

          (c) Article V of the Credit Agreement is hereby amended by adding the following new Sections 5.16 and 5.17 at the end thereof:

          "SECTION 5.16. The Bidding Subsidiary.  The Borrower and THC shall
                         -----------------------
     endeavor in good faith to cause all assets held by the Bidding Subsidiary to be transferred to a Wholly Owned Restricted Subsidiary or to cause the Bidding Subsidiary or any successor thereto to become a Wholly Owned Restricted Subsidiary or to be merged with or into a Wholly Owned Restricted Subsidiary pursuant to a transaction in which the surviving entity is a Wholly Owned Restricted Subsidiary as soon as is practicable after the acquisition of any License by the Bidding Subsidiary.

          SECTION 5.17.  The Equity Commitments.  The Borrower will cause the
                         -----------------------
     Equity Commitments Documentation to become effective and shall provide the Administrative Agent with such proof of effectiveness as the Administrative Agent may reasonably request on or prior to the earlier of (i) March 23, 1999 or (ii) the date on which the Bidding Subsidiary submits a bid in the PCS C Block Auction; provided that the Equity Commitments Documentation
                          -------- ----
     need not become effective if the Bidding Subsidiary does not submit any bid in the PCS C Block Auction, uses its best efforts to obtain prompt return of all funds placed in escrow with the FCC, and reimburses substantially all funds invested in it by THC to THC no later than the second day after the Bidding Subsidiary's receipt of such funds from the escrow account with the FCC (and, in any event, no later than April 23, 1999)."

          (d) Section 6.01(b) of the Credit Agreement is hereby amended by inserting immediately after "acquisitions permitted by Section 6.05" in the first parenthetical thereto the following ", preferred stock of the Bidding Subsidiary issued to and held by THC".

          (e)  Section 6.04(a) of the Credit Agreement is hereby amended by:

          (i) deleting the word "and" at the end of clause (iv) thereof and substituting therefor a comma; and
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                                                                               4

          (ii) inserting immediately before the period at the end thereof the following "and (vi) the Bidding Subsidiary may merge with or into any License Subsidiary in a transaction in which a Wholly Owned License Subsidiary is the surviving corporation".

          (f) Section 6.05(c) of the Credit Agreement is hereby amended by inserting the following proviso at the end thereof "provided further that THC
                                                    --------
shall be permitted to make and hold investments in the Capital Stock and preferred stock of the Bidding Subsidiary;".

          (g)  Section 6.08(a) of the Credit Agreement is hereby amended by

          (i) deleting the word "and" at the end of clause (iii) thereof and substituting therefor a comma; and

          (ii) inserting immediately before the period at the end thereof the following "and (v) the Bidding Subsidiary may make Restricted Payments to THC with respect to its preferred stock and its Capital Stock".

          (h) Section 6.11 of the Credit Agreement is hereby amended by deleting the words "or (e) the Master Lease or Master Lease Documents, in the case of clause (a), (b), (c) and (e) above" and substituting therefor ", (e) the Master Lease or Master Lease Documents or (f) any agreement relating to the Equity Commitments, in the case of clause (a), (b), (c), (e) and (f) above".

          (i) Section 6.13(a) is hereby amended by inserting the following proviso at the end thereof "provided, however, that THC may make an investment
                            --------  -------
or investments in the Bidding Subsidiary during the period beginning March 1, 1999 and ending on the earlier of the date on which the Bidding Subsidiary ceases to participate in the PCS C Block Auction and August 15, 1999 in an aggregate amount not in excess of $25,000,000;"

          (j) Article VI of the Credit Agreement is hereby further amended by adding the following new Section 6.14 at the end thereof:

          "SECTION 6.14. The Bidding Subsidiary's Licenses.  Prior to its
                         ----------------------------------
     becoming a Wholly Owned Subsidiary, the Bidding Subsidiary shall hold no Licenses other than

     Licenses acquired by the Bidding Subsidiary in the PCS C Block Auction."

          (k) Article VII of the Credit Agreement is hereby amended by inserting the following clauses (x) and (y) immediately after clause (w) thereof:

          "(x) The Bidding Subsidiary shall fail to reimburse promptly after its receipt thereof from the FCC escrow account, and in no event later than August 15, 1999, substantially all funds invested in it by THC which have not been used by such date to purchase Licenses.

          (y) the failure of any Person to comply with any funding or contribution obligation pursuant to the Equity Commitments and such failure shall continue unremedied for a period of 30 days."

          3.   Waiver. The Lenders hereby expressly waive any rights or remedies
               -------
in connection with any breach of or failure to comply with (i) the second sentences of Section 3.12(a) and Section 3.12(c) of the Credit Agreement to the extent, and only to the extent, such Sections are breached by the ownership of 15% of the common stock (representing 51% of the total ordinary voting power) of the Bidding Subsidiary by Gerald Vento and Thomas Sullivan at any time prior to its becoming a Wholly Owned Subsidiary pursuant to Section 5.16 and (b) Section 6.13(a) to the extent, and only to the extent, such Section is breached by the Bidding Subsidiary being obligated to redeem the Capital stock and preferred stock being held by THC or participating in the PCS C Block Auction.

          4.   License Subsidiary.  By executing this Amendment the Borrower
               -------------------
hereby gives notice to the Administrative Agent that the Bidding Subsidiary is designated as a License Subsidiary.

          5.   No Other Amendments; Confirmation.  Except as expressly amended,
               ----------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6.   Representations and Warranties.  The Borrower hereby represents
               -------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          7.   Effectiveness. This Amendment shall become effective only upon
               --------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders.


          (b) The Administrative Agent shall have received an executed copy of an agreement requiring the Bidding Subsidiary to distribute to THC (including, without limitation, by means of stock redemption) substantially all funds contributed to it which are not used to purchase C Block Licenses on or prior to August 15, 1999.

          (c) The Administrative Agent shall have received such opinions and certificates from the Borrower and its counsel relating to this Amendment as it may reasonably request in form reasonably satisfactory to its counsel.

          (d) The requirements of Section 5.12 of the Credit Agreement with respect to the Bidding Subsidiary shall have been met.

          (e) THC shall own (a) 85% of the common stock of the Bidding Subsidiary representing 49.9% of the ordinary voting power and (ii) all issued shares of the non-convertible 10% preferred stock of the Bidding Subsidiary. Gerry Vento and Tom Sullivan shall own 15% of the common stock of the Bidding Subsidiary representing 50.1% of the ordinary voting power. The Bidding Subsidiary shall have no other outstanding stock.

          8.   Expenses.  The Borrower agrees to reimburse the Administrative
               ---------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          9.   Governing Law; Counterparts.  (a) This Amendment and the rights
               ----------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                         TELECORP, PCS, INC.

                             by
                                   /s/ Thomas Sullivan
                                -------------------------------

                                Name:Thomas Sullivan
                                Title:President

                         THE CHASE MANHATTAN BANK,

                             by
                                  /s/ William Rottino
                                -------------------------------
                                Name:  William Rottino
                                Title: Vice President

                                         THE BANK OF NEW YORK,

                                            by
                                                 /s/ Gerry Granovsky
                                               ------------------------------
                                               Name:Gerry Granovsky
                                               Title:Vice President



                                         BANK OF TOKYO MITSUBISHI TRUST
                                         COMPANY,

                                            by
                                                 /s/ Michael Deadder
                                               ------------------------------
                                               Name:Michael Deadder
                                               Title:Vice President


                                         BANKBOSTON, N.A.,

                                            by
                                                /s/ Signature illegible
                                               -----------------------------
                                               Name:
                                               Title:


                                         BANKERS TRUST COMPANY,

                                            by
                                                 /s/ Gregory Shefrin
                                               ------------------------------
                                               Name:Gregory Shefrin
                                               Title:Principal


                                         CANADIAN IMPERIAL BANK OF COMMERCE,
                                         by CIBC Oppenheimer Corp., as Agent,

                                            by
                                                 /s/ Harold Birk
                                               ------------------------------
                                               Name:Harold Birk
                                               Title:Executive Director

                                         CIT GROUP/EQUIPMENT FINANCING,

                                            by
                                                 /s/ J.E. Palmer
                                               ------------------------------
                                               Name:J.E. Palmer
                                               Title:Assistant Vice President


                                         CAPTIVA III FINANCE, LTD., as
                                         advised by Pacific Investment
                                         Management Company,

                                            by /s/ Signature illegible
                                               -----------------------------_
                                               Name:
                                               Title:


                                         DELANO COMANY, by Pacific Investment
                                         Management Company as its Investment
                                         Advisor,

                                            by /s/ Signature illegible
                                               ------------------------------
                                               Name:
                                               Title:


                                         FLEET NATIONAL BANK,

                                            by
                                                 /s/ Garret Komjathy
                                               ------------------------------
                                               Name:Garrett Komjathy
                                               Title:Vice President


                                         GENERAL ELECTRIC CAPITAL CORPORATION,

                                            by
                                                 /s/ Mark F. Mylon
                                               ------------------------------
                                               Name:Mark F. Mylon
                                               Title:Manger-Operations


                                         KZH APPALOOSA LLC,
                                            by
                                                 /s/ Virginia Conway
                                               ------------------------------
                                               Name:Virginia Conway
                                               Title:Authorized Agent


                                         KZH IV LLC,

                                            by
                                                 /s/ Virginia Conway
                                               ------------------------------
                                               Name:Virginia Conway
                                               Title:Authorized Agent

                                         KZH PAMCO LLC,

                                            by
                                                 /s/ Virginia Conway
                                               ------------------------------
                                               Name:Virginia Conway
                                               Title:Authorized Agent


                                         PAMCO CAYMAN LTD., by Highland
                                         Capital Management, L.P., as
                                         Collateral Manager,

                                            by
                                                 /s/ Mark K. Okada
                                               ------------------------------
                                               Name:Mark K. Okada
                                               Title:Executive Vice President
                                             Highland Capital Management L.P.


                                         SYNDICATED LOAN FUNDING TRUST, by
                                         Lehman Commercial Paper Inc., not in
                                         its individual capacity but solely
                                         as Asset Manager,

                                            by
                                                 /s/ Michele Swanson
                                               ------------------------------
                                               Name:Michele Swanson
                                               Title:Authorized Signatory


                                         TORONTO DOMINION [TEXAS], INC.,

                                            by
                                                 /s/ Lynn Chasin
                                               ------------------------------

                                               Name:Lynn Chasin
                                               Title:Vice President


                                         VAN KAMPEN PRIME RATE INCOME TRUST,

                                            by
                                                /s/ Signature illegible
                                               ------------------------------
                                               Name:
                                               Title:



                                         VAN KAMPEN SENIOR FLOATING RATE FUND,

                                            by /s/ Signature illegible
                                               ------------------------------
                                               Name:
                                               Title:


                                         VAN KAMPEN SENIOR INCOME TRUST,

                                            by /s/ Signature illegible
                                               ------------------------------
                                               Name:
                                               Title:


                                         MOUNTAIN CLO TRUST,

                                            by /s/ Signature illegible
                                               ------------------------------
                                               Name:
                                               Title:


                                         FRANKLIN FLOATING RATE TRUST,

                                            by /s/ Signature illegible
                                               ------------------------------
                                               Name:
                                               Title:

                                         MORGAN GUARANTY TRUST COMPANY OF NEW
                                         YORK,

                                            by
                                                 /s/ Gery Sampere
                                               ------------------------------
                                               Name:Gery Sampere
                                               Title:Vice President

                                         DEBT STRATEGIES FUND, INC.

                                            by
                                                 /s/ signature illegible
                                               ------------------------------
                                               Name:
                                               Title:



                                         MERRILL LYNCH ASSET MANAGEMENT,

                                            by
                                                 /s/ signature illegible
                                               ------------------------------
                                               Name:
                                               Title:


                                         MERRILL LYNCH PRIME RATE PORTFOLIO,
                                         INC.,

                                            by

                                                 /s/ signature illegible
                                               ------------------------------
                                               Name:
                                               Title:


                                         MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND, INC.,

                                            by
                                                  /s/ signature illegible
                                               ------------------------------
                                               Name:
                                               Title:


                                         SENIOR HIGH INCOME PORTFOLIO, INC.,

                                            by

                                               /s/ Signature illegible
                                               -----------------------------
                                               Name:
                                               Title: